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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):

                                  July 24, 2003





                          COLUMBIA BANKING SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)



                                   WASHINGTON
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                 (State or other jurisdiction of incorporation)


        0-20288                                           91-1422237
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(Commission File Number)                        IRS Employer Identification No.



                                  1301 A Street
                                Tacoma, WA 98402
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               (Address of principal executive offices) (zip code)




       Registrant's telephone number, including area code: (253) 305-1900


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL RESULTS

          On July 24, 2003, we issued a press release announcing our second quarter 2003 financial results. A copy of the press release is attached as
Exhibit 99.1 and is incorporated herein by reference in its entirety.


          Exhibits
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            99.1     Press Release dated July 24, 2003 announcing Second Quarter
                     2003 Financial Results.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Dated:   July 24, 2003                   COLUMBIA BANKING SYSTEM, INC.



                                                   By: /s/ Melanie J. Dressel
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                                                       Melanie J. Dressel
                                                       Chief Executive Officer